SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2003

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-29253 (Commission File Number)	65-0960915 (IRS Employer Identification No.).

3033 Riviera Drive, Suite 200, Naples, Florida (Address of Principal Executive Offices)	34103 (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

The Registrant is filing this Current Report on Form 8-K to furnish its earnings release dated May 5, 2003 regarding its first quarter 2003 financial results which is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: May 5, 2003	By:	/s/ CAROLINE BEASLEY
Caroline Beasley Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

99.1	Earnings release dated May 5, 2003.